The American Funds Group(r)

American High-Income Trust

The Benefits of Consistency

Annual Report for the year ended September 30, 2000
[photograph of U.S. coins]


AMERICAN HIGH-INCOME TRUST(sm) is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMERICAN HIGH-INCOME TRUST seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.


RESULTS AT A GLANCE
Total returns for periods ended September 30, 2000, with all distributions reinvested.

                                                  One         Five years      Ten years
                                                  year        annualized      annualized

RETURNS
American High-Income Trust                        +5.29%      +7.69%          +11.29%
Credit Suisse First Boston High Yield             +1.92       +6.20           +11.77
Index
Salomon Smith Barney Broad Investment-            +6.92       +6.48           +8.09
Grade Bond Index
Lipper High Yield Bond Fund Index                 <UNDEF>0.06   +6.01           +10.94

30-DAY RATES (as of October 31, 2000)

Yield based on Securities and Exchange Commission formula              10.30%
Distribution rate based on maximum offering price                      9.54
Distribution rate based on net asset value                             9.92

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

For the 10 years ended September 30, 2000, American High-Income Trust ranked 11th in total return among the 53 high current yield funds in existence throughout the period, according to Lipper Inc. For the five years ended September 30, it ranked 14th of 126, and for the 12 months ended September 30, the fund ranked 36th of 350. Lipper rankings do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 2 for Class A and B share results with relevant sales charges deducted.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States involves additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund's prospectus.

PLEASE SEE THE BACK COVER FOR IMPORTANT INFORMATION ABOUT CLASS A AND B SHARES.



FELLOW SHAREHOLDERS:

AMERICAN HIGH-INCOME TRUST'S fiscal year ended September 30, 2000, was a difficult period in the high-yield bond market. Global competition increased pressure on corporate profits, interest rates rose and stock market prices generally slumped.

In that environment, the fund's shareholders received a steady stream of dividends. Those who reinvested their dividends totaling $1.29 a share had an income return of 10.0% for the 12 months, partially offset by a decline in the fund's share price that resulted in a total return of 5.3%. Shareholders who took dividends in cash had an income return of 9.5% and the price of their shares declined 4.4%.

American High-Income Trust outpaced the majority of its peers, as represented by the Lipper High Yield Bond Fund Index, which was down 0.1%. The fund also surpassed the unmanaged Credit Suisse First Boston High Yield Index, which rose 1.9%. The unmanaged Salomon Smith Barney Broad Investment-Grade Bond Index, which measures higher grade bonds, rose 6.9%.

While we are pleased that the fund had a positive total return, this year serves as another reminder that there are always risks in investing. Indeed, the past two years have been very difficult for many issuers in the high-yield bond market. These bonds are affected both by the strength of the individual corporate issuer and by broad economic trends. In the past year, those trends have included higher interest rates as economic expansion brought fears of inflation. Beyond that, concerns over the high valuations of many equity securities and evidence that growth in corporate profits may not meet expectations led to a general decline in stock prices and a major correction in some sectors.

Intensified global competition affected the profit outlook of a number of industries in the fund's portfolio including retail, auto parts and, particularly, diversified telecommunications. Many cable and fixed-line telephone companies have cut prices to attract and keep customers. In Europe, for example, telephone companies that once enjoyed monopolies must now compete for customers; some have slashed long-distance rates by as much as 70%. Despite recent setbacks, we maintain a large holding in the telecommunications sector because demand for services remains strong and we believe there are many good long-term opportunities for well-managed companies.

The pressure on companies in many industries was exacerbated by the U.S. stock market's poor showing during the first nine months of this calendar year. With the stock market in a slump, companies that raise money in both the equity and high-yield markets find it difficult to sell shares and more expensive to sell bonds.

In this uncertain environment, we believe the best way to achieve long-term success is to look for well-managed companies that are building strong, competitive businesses. While we naturally study factors such as the outlook for interest rates, commodity prices and global competition, our main emphasis is on fundamental research to identify companies we believe can withstand these pressures, build their businesses and achieve the kind of financial success that leads to their credit standing being upgraded. Over the long term, that offers the fund's shareholders the opportunity for price appreciation along with a substantial flow of income.

We will continue to build American High-Income Trust's portfolio the way we always have - one company at a time. We believe this remains a sound approach for long-term investment success.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ David C. Barclay
David C. Barclay
President

November 17, 2000



[begin mountain chart]
THE VALUE OF A LONG-TERM PERSPECTIVE
Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2000, the end of its latest fiscal year. As you can see, that $10,000 grew to $31,298 with all distributions reinvested.

Year       American High-         Credit Suisse       Lipper High        Salomon Smith            Consumer         Original
Ended      Income Trust with      First Boston        Yield Bond         Barney Broad             Price Index      Investment
           dividends              High Yield          Fund Index         Investment-Grade         (inflation)
           reinvested             Index                                  Index

1988(4)    $10,182                $10,446             $10,475            $10,222                  $10,328          $10,000

1989       $11,193                $11,026             $10,935            $11,367                  $10,776          $10,000

1990       $10,742                $10,046             $9,570             $12,237                  $11,440          $10,000

1991       $13,871                $13,757             $12,290            $14,198                  $11,828          $10,000

1992       $16,379                $16,572             $15,132            $15,999                  $12,181          $10,000

1993       $18,768                $19,171             $17,473            $17,627                  $12,509          $10,000

1994       $19,070                $19,831             $17,899            $17,063                  $12,879          $10,000

1995       $21,613                $22,617             $20,178            $19,461                  $13,207          $10,000

1996       $24,570                $25,053             $22,644            $20,423                  $13,603          $10,000

1997       $28,172                $28,992             $26,120            $22,406                  $13,897          $10,000

1998       $27,496                $28,841             $25,688            $24,975                  $14,103          $10,000

1999       $29,726                $29,979             $27,037            $24,908                  $14,474          $10,000

2000       $31,298                $30,555             $27,021            $26,632                  $14,974          $10,000


Year ended September 30
$31,298(1,2)
American High-Income Trust
with dividends reinvested

$30,555(1)
Credit Suisse First Boston
High Yield Index

$27,021(1)
Lipper High Yield Bond Fund Index

$26,632(1)
Salomon Smith Barney
Broad Investment-
Grade Index

$14,974(3)
Consumer Price Index
(inflation)

$10,000
original investment

(1) All results calculated with dividends reinvested or interest compounded.
The Credit Suisse First      Boston and Salomon Smith Barney indexes are
unmanaged and do not reflect sales charges,      commissions or expenses. The
Lipper index is at net asset value.
(2) This figure, unlike those shown earlier in this report, reflects payment of
the maximum sales      charge of 3.75% on the $10,000 investment. Thus, the net
amount invested was $9,625. The maximum      sales charge was 4.75% prior to
January 10, 2000. As outlined in the prospectus, the sales      charge is
reduced for larger investments. No adjustment has been made for income or
capital gain      taxes.
(3) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
(4) For the period February 19 through September 30, 1988.
Past results are not predictive of future results.
[end mountain chart]


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000:

                                                        10 years      5 years      1 year

CLASS A SHARES
reflecting 3.75% maximum sales charge
Total return                                            +180.42%      +39.35%      +1.32%
Average annual compound return                          +10.86        +6.86        -

CLASS B SHARES from March 15, 2000, when B shares first became available
Total returns
reflecting 5% maximum contingent deferred               -             -            -4.87*
sales charge (CDSC) (payable only if shares
are sold)
not reflecting CDSC                                     -             -            -0.10*

*Reflects total return for the period March 15, 2000, through September 30, 2000.


THE BENEFITS OF CONSISTENCY

SINCE ITS INCEPTION more than a decade ago, American High-Income Trust has consistently delivered high current income to shareholders through a variety of economic environments. Investments in the fund have also gained in value, with no more volatility than its peers over its lifetime.

At first glance, it may seem the best way to accomplish such consistency is simply to buy the bonds that offer the highest rates. But the highest paying bonds are frequently the riskiest. A portfolio that focuses strictly on them may deliver high income for a time, but maintaining that high yield will be difficult. Instead, American High-Income Trust has achieved its results by balancing attention to yield with a view to long-term values. In the next few pages we'll look at how the fund's research process and the resulting portfolio blend of old-line industries and cutting-edge companies have helped the fund achieve its objectives.

PUTTING THE FUTURE FIRST

Many factors affect the prices of high-yield bonds. They react to changes in interest rates, fluctuations in the stock market and industry cycles. But the most important influence on the long-term value of a bond is the health of the company that issued it. That's why American High-Income Trust's investment professionals research each company thoroughly before buying its bonds. The research process is often long and complex, but it always starts with a simple question: Where will this company be in five years?

[begin sidebar]
[photograph of Susan Tolson]
Susan Tolson
Portfolio Counselor
"We look at companies and industries over a full business cycle, usually four or five years, to see how they will perform under different circumstances." [end sidebar]


[begin bar chart]

CUMULATIVE CAPITAL INVEST IN
WIRELESS COMMUNICATIONS INDUSTRY ($BIL)

Analysts must first understand the industry.
Date                                                     Cumulative Capital
                                                            Invested ($000s)
Dec-87                                                              2,234,635
Jun-88                                                              2,589,589
Dec-88                                                              3,274,105
Jun-89                                                              3,675,473
Dec-89                                                              4,480,142
Jun-90                                                              5,211,765
Dec-90                                                              6,281,596
Jun-91                                                              7,429,739
Dec-91                                                              8,671,544
Jun-92                                                              9,276,139
Dec-92                                                             11,262,070
Jun-93                                                             12,775,967
Dec-93                                                             13,956,366
Jun-94                                                             16,107,921
Dec-94                                                             18,938,678
Jun-95                                                             21,721,711
Dec-95                                                             24,080,467
Jun-96                                                             26,707,046
Dec-96                                                             32,573,522
Jun-97                                                             37,454,294
Dec-97                                                             46,057,911
Jun-98                                                             50,178,812
Dec-98                                                             60,542,774
Jun-99                                                             66,782,827
Dec-99                                                             71,264,865


Source: Cellular Telecommunications Industry Association
[end bar chart]

WIRELESS COMMUNICATIONS
[begin sidebar]
[photograph of Jennifer Hinman]
Jennifer Hinman
Analyst
"I want to avoid fad businesses that are popular for a few years, but then disappear."
[end sidebar]

"We look at companies and industries over a full business cycle, usually four or five years or more, to see how they will perform under different circumstances," says portfolio counselor Susan Tolson. This long-term view shows in the fund's holdings; it is not unusual to see companies that have been in the portfolio for many years. "We've held Container Corporation of America since 1988," Tolson says. "Chancellor Media is another long-term example. We've held that since 1994."

THE INDUSTRY IS JOB ONE

American High-Income Trust analyst Jennifer Hinman starts her research into a company by studying its industry. "I ask myself, $Will anyone care if this industry goes away?' Utilities are a good example. Demand may be cyclical, but people are always going to need electricity. I want to avoid fad businesses that are popular for a few years, but then disappear."

Hinman's research helps her anticipate how industry changes can affect the companies within it. Deregulation of the electric power industry is a prime example. Many power companies are adjusting to free market competition. "I try to understand what the industry will look like after the changes and which companies are going to do well in the new environment," Hinman says. "If you know the companies and understand their managements, you have a better chance of making good decisions."

[begin bar chart]
INFLATION
Consumer Price Index
Annual Percent Change*
*not seasonally adjusted

Year                                                           Month   CPI Value
1988                                                                3       116.5
1988                                                                6       118.0
1988                                                                9       119.8
1988                                                               12       120.5
1989                                                                3       122.3
1989                                                                6       124.1
1989                                                                9       125.0
1989                                                               12       126.1
1990                                                                3       128.7
1990                                                                6       129.9
1990                                                                9       132.7
1990                                                               12       133.8
1991                                                                3       135.0
1991                                                                6       136.0
1991                                                                9       137.2
1991                                                               12       137.9
1992                                                                3       139.3
1992                                                                6       140.2
1992                                                                9       141.3
1992                                                               12       141.9
1993                                                                3       143.6
1993                                                                6       144.4
1993                                                                9       145.1
1993                                                               12       145.8
1994                                                                3       147.2
1994                                                                6       148.0
1994                                                                9       149.4
1994                                                               12       149.7
1995                                                                3       151.4
1995                                                                6       152.5
1995                                                                9       153.2
1995                                                               12       153.5
1996                                                                3       155.7
1996                                                                6       156.7
1996                                                                9       157.8
1996                                                               12       158.6
1997                                                                3       160.0
1997                                                                6       160.3
1997                                                                9       161.2
1997                                                               12       161.3
1998                                                                3       162.2
1998                                                                6       163.0
1998                                                                9       163.6
1998                                                               12       163.9
1999                                                                3       165.0
1999                                                                6       166.2
1999                                                                9       167.9
1999                                                               12       168.3
2000                                                                3       171.1
2000                                                                6       172.3



Source: U.S. Department of Labor, Bureau of Labor Statistics

Economic trends, such as inflation, influence bond prices.

[end bar chart]


To learn about a company, the fund's analysts meet its managers, suppliers and competitors. But, most importantly, they visit the company. "I like to see managers on their home turf. That follow-up research really makes a difference," Hinman says. "If they have told you they have great inventory control and you've just walked through the factory and seen stuff piling up in the aisles, it makes you wonder." Often, Hinman will buy a small holding of a company at first, then add more as she further studies the company and its management.

The goal of Hinman's research is to find bonds that will produce high overall returns over the long run. "As a bond investor, I'm concerned first about the downside of any purchase. While I hope the bonds will appreciate in price, I look at the upside potential second. If we can avoid the downside, we believe we can deliver solid returns for our shareholders over time."

RIDING THE CYCLES

Most companies and industries go through cycles. For the investment professionals of American High-Income Trust, knowing how a company fares over a full cycle can be critical to knowing when to buy, sell or hold onto its bonds.

Many investors understand the impact an interest rate cycle has on bonds: As rates rise, bond prices fall, and vice versa. The high-yield bond market as a whole is no different. But within the market, individual bonds will react in different ways.


[begin sidebar]
[photograph of David Barclay]
David Barclay
Portfolio Counselor
"We always look at a company's access to capital and the cost of capital, both of which can have a big impact on a company's prospects."
[end sidebar]
[begin line chart]

OIL PRICES
Per-Barrel Price* of West Texas Intermediate Crude
*monthly, not seasonally adjusted rates

Year                                                              Month Value
1988                                                                   3  16.2
1988                                                                   6  16.5
1988                                                                   9  14.5
1988                                                                  12  16.3
1989                                                                   3  19.4
1989                                                                   6    20
1989                                                                   9  19.6
1989                                                                  12  21.1
1990                                                                   3  20.4
1990                                                                   6  16.9
1990                                                                   9  33.7
1990                                                                  12  27.3
1991                                                                   3  19.9
1991                                                                   6  20.2
1991                                                                   9  21.9
1991                                                                  12  19.5
1992                                                                   3  18.9
1992                                                                   6  22.4
1992                                                                   9  21.9
1992                                                                  12  19.4
1993                                                                   3  20.3
1993                                                                   6  19.1
1993                                                                   9  17.5
1993                                                                  12  14.5
1994                                                                   3  14.7
1994                                                                   6  19.1
1994                                                                   9  17.5
1994                                                                  12  17.2
1995                                                                   3  18.6
1995                                                                   6  18.4
1995                                                                   9  18.2
1995                                                                  12    19
1996                                                                   3  21.4
1996                                                                   6  20.4
1996                                                                   9    24
1996                                                                  12  25.4
1997                                                                   3    21
1997                                                                   6  19.2
1997                                                                   9  19.8
1997                                                                  12  18.3
1998                                                                   3    15
1998                                                                   6  13.7
1998                                                                   9  14.9
1998                                                                  12  11.3
1999                                                                   3  14.7
1999                                                                   6  17.9
1999                                                                   9  23.9
1999                                                                  12  26.1
2000                                                                   3  29.9
2000                                                                   6  31.9


Cyclical commodity prices can bring opportunity.

Source: Federal Reserve Bank of Dallas
[end line chart]


[begin sidebar]
[photograph of Richard Lewis]
Richard Lewis
Analyst
"In terms of finding what's attractive, it has to be company by company." [end sidebar]

"We always look at a company's access to capital and the cost of capital, both of which can have a big impact on a company's prospects," says David Barclay, a portfolio counselor and president of American High-Income Trust. Rising interest rates can undermine the long-term prospects of a rapidly growing company that must continually raise capital to finance expansion. At the same time, a well-managed company that is appropriately financed may weather the cycle and possibly add market share. Research provides insight into which companies have the potential to survive and prosper over the long term.

"Particularly when an industry is going through a down cycle, you have to focus on the individual companies. In terms of finding what's attractive, it has to be company by company," says Richard Lewis, an oil industry analyst for American High-Income Trust.

The oil industry can be very volatile. Recently, when the industry was struggling and near its low point, Lewis was buying bonds in companies that his research showed had a proven ability to weather a prolonged down cycle.

"I studied one company back to the 1980s. It was important for me to get a sense of the legacy of the company and how it was shaped. You want to look back at how the company did during the worst of a previous cycle to help you get an idea of how it will do in the future."


[begin line chart]
GROSS DOMESTIC PRODUCT
GDP Percent Change from Preceding Period, by Quarter*
*seasonally adjusted rates

                                                    CurrenChaine
1989
I.........                                             9.5   5.0
II.........                                            6.3   2.2
III.........                                           4.9   1.9
IV.........                                            4.5   1.4
1990
I.........                                             9.8   5.1
II.........                                            5.7   0.9
III.........                                           3.1  -0.7
IV.........                                            0.2  -3.2
1991
I.........                                             2.7  -2.0
II.........                                            5.2   2.3
III.........                                           3.7   1.0
IV.........                                            4.4   2.2
1992
I.........                                             6.9   3.8
II.........                                            6.2   3.8
III.........                                           4.5   3.1
IV.........                                            8.0   5.4
1993
I.........                                             3.2  -0.1
II.........                                            4.7   2.5
III.........                                           3.6   1.8
IV.........                                            8.7   6.2
1994
I.........                                             5.5   3.4
II.........                                            7.6   5.7
III.........                                           4.7   2.2
IV.........                                            7.0   5.0
1995
I.........                                             4.5   1.5
II.........                                            2.5   0.8
III.........                                           5.0   3.1
IV.........                                            5.3   3.2
1996
I.........                                             5.4   2.9
II.........                                            8.3   6.8
III.........                                           4.0   2.0
IV.........                                            6.4   4.6
1997
I.........                                             7.3   4.4
II.........                                            7.9   5.9
III.........                                           5.5   4.2
IV.........                                            4.2   2.8
1998
I.........                                             7.6   6.5
II.........                                            4.1   2.9
III.........                                           5.0   3.4
IV.........                                            6.8   5.6
1999
I.........                                             5.9   3.5
II.........                                            3.9   2.5
III.........                                           6.7   5.7
IV.........                                            9.7   8.3
2000
I.........                                             8.3   4.8
II.........                                            7.8   5.2



The health of the economy influences bond prices.

Source: Bureau of Economic Analysis, U.S. Department of Commerce
[end line chart]


OPPORTUNITIES IN NEW INDUSTRIES

It's not always possible or necessary to trace a company back a decade or two. Often new industries can offer investors good opportunities. Indeed, the largest industry in the fund's portfolio, wireless telecommunications, is still relatively young. As new industries grow and mature, bonds of the successful companies typically rise in value as their long-term outlook becomes less risky.

With new industries and high-tech products such as cellular phones, it's easy to get caught up in the excitement surrounding new products and ideas, says Marc Linden, one of the fund's telecommunications analysts. "A lot of investors get blinded by the new technology and they focus on that instead of what a customer is willing to pay for it. We look at the basic economics of the business. That's hard and requires a lot of patience. But that far-sighted focus can often be the key to a solid long-term total return."

Over its 12-year lifetime, American High-Income Trust has produced an average annual compound return of 9.8% for investors who reinvested their distributions. While maintaining a high current income is the fund's primary goal, the investment professionals also seek bonds that will hold their value and perhaps even appreciate over time. Accomplishing this requires two important commitments: to rely on research and take a long-term view.

[begin sidebar]
[photograph of Marc Linden]
Marc Linden
Analyst
"Far-sighted focus can often be the key to producing a solid long-term total return."
[end sidebar]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in American High-Income Trust, you are also a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

- A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. American Funds offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
- AMCAP Fund(r)
- EuroPacific Growth Fund(r)
- The Growth Fund of America(r)
- The New Economy Fund(r)
- New Perspective Fund(r)
- New World Fund(sm)
- SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
- American Mutual Fund(r)
- Capital World Growth and Income Fund(sm)
- Fundamental Investors(sm)
- The Investment Company of America(r)
- Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds
- Capital Income Builder(r)
- The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds
- American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
- American High-Income Trust(sm)
- The Bond Fund of America(sm)
- Capital World Bond Fund(r)
- Intermediate Bond Fund of America(r)
- U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
- American High-Income Municipal Bond Fund(r)
- Limited Term Tax-Exempt Bond Fund of America(sm)
- The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS:
- The Tax-Exempt Fund of California(r)
- The Tax-Exempt Fund of Maryland(r)
- The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
- The Cash Management Trust of America(r)
- The Tax-Exempt Money Fund of America (sm)
- The U.S. Treasury Money Fund of America (sm)
[begin sidebar]


FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180.


PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES. [end sidebar]





American High-Income Trust
Pie Chart
September 30, 2000

U.S. Corporate Bonds               71%
Non-U.S. Corporate Bonds           18%
Non-U.S. Government Bonds           2%
Stocks                              2%
U.S. Treasuries                     1%
Cash & Equivalents                  6%


                                          Percent of
Ten Largest Holdings by Issuer            Net Assets
Nextel Communications                             5.69
VoiceStream Wireless                              4.91
Clearnet Communications                           2.52
Crown Castle International                        2.49
NTL                                               2.10
Charter Communications Holdings                   2.02
Fox/Liberty Networks                              1.63
Container Corp. of America                        1.61
Premcor                                           1.52
Allied Waste North America                        1.44

<table/>


American High-Income Trust
Investment Portfolio,
September 30, 2000
                                                              Shares or
                                                              Principal               Market  Percent
                                                                 Amount                Value   of Net
Bonds, Notes & Equity Securities                                   (000)                (000)  Assets


Wireless Telecommunication
Services  -  21.80%
Nextel Communications, Inc.:
0%/9.75% 2007(1)                                        $         10,000               $7,800
0%/10.65% 2007(1)                                                 18,750               15,375
0%/9.95% 2008(1)                                                  24,675               18,753
12.00% 2008                                                        3,500                3,745
Series D, 13.00% exchangeable                                     18,498 shares        19,830
preferred, redeemable 2009(2),(3)
Series E, 11.25% exchangeable                                     27,719               27,165
preferred, redeemable 2010(2),(3)
Nextel Partners, Inc.:
0%/14.00% 2009(1)                                       $         27,882               19,517
11.00% 2010(4)                                                    10,750               10,831
Nextel International, Inc.:
0%/12.125% 2008(1)                                                29,250               18,939
12.75% 2010(4)                                                     2,000                1,965
McCaw International,                                              21,125               16,266    5.69%
Ltd. 0%/13.00% 2007(1)
VoiceStream Wireless Corp.:
10.375% 2009                                                      62,350               67,026
0%/11.875% 2009(1)                                                58,775               42,318
Omnipoint Corp.:
11.50% 2009(4)                                                    13,050               14,485
7.00% convertible preferred                                       85,000 shares        14,280     4.91
Clearnet Communications Inc.:(1)
0%/11.75% 2007                                         C$         70,125               41,009
0%/10.40% 2008                                                    50,325               28,552
0%/10.125% 2009                                         $          1,600                1,272     2.52
Crown Castle International Corp.:
0%/10.625% 2007(1)                                                21,250               16,575
12.75% senior exchangeable                                        21,407 shares        21,836
preferred 2010(2),(3)
0%/10.375% 2011(1)                                      $         21,500               13,867
10.75% 2011                                                        8,750                8,925
0%/11.25% 2011(1)                                                 13,500                8,910     2.49
PageMart Wireless, Inc.:
15.00% 2005                                                       15,250               14,373
0%/11.25% 2008(1)                                                 61,010               24,404     1.38
Dobson Communications Corp. 12.25%                                31,428 shares        28,128     1.00

exchangeable preferred,
 redeemable 2008(2),(3)
Leap Wireless International, Inc.:
12.50% 2010                                             $          9,500                7,172
0%/14.50% 2010(1)                                                 66,750               20,526      .98
Centennial Cellular Corp. 10.75% 2008                             26,250               25,594      .91
TeleCorp PCS Inc.:
0%/11.625% 2009(1)                                                 4,500                3,037
10.625% 2010(4)                                                   13,000               13,130      .57
PTC International Finance BV                                      19,100               13,418      .48
0%/10.75% 2007(1)
Comunicacion Celular SA                                           16,000               12,520      .44
0%/14.125% 2005(1)
Dobson/Sygnet Communications Co.                                   5,500                5,527      .20
12.25% 2008
Cellco Finance NV:
12.75% 2005                                                        3,250                3,226
15.00% 2005                                                        1,590                1,642      .17
Teletrac, Inc.:(2),(4),(5)
9.00% 2004                                                         1,626                1,301
12.00% 2004                                                           98                   78      .05
Nuevo Grupo Iusacell, SA de CV                                       380                  404      .01
14.25% 2006
                                                                                      613,721    21.80
Media  -  13.71%
Charter Communications Holdings, LLC:
8.25% 2007                                                         6,000                5,430
10.00% 2009                                                        6,000                5,880
0%/11.75% 2010(1)                                                  7,500                4,350
0%/9.92% 2011(1)                                                  61,000               35,380
Avalon Cable Holdings LLC                                          8,625                5,800     2.02
0%/11.875% 2008(1)
Fox/Liberty Networks, LLC,
FLN Finance, Inc.:
8.875% 2007                                                       17,000               17,255
0%/9.75% 2007(1)                                                  34,000               28,560     1.63
American Media Operations, Inc.                                   25,680               25,423      .90
10.25% 2009
Adelphia Communications Corp.:
9.25% 2002                                                         6,000                5,955
10.50% 2004                                                        8,500                8,489
Series B, 13.00% 2009(3)                                          20,000 shares         1,980
Century Communications Corp. 0% 2003                    $          4,565                3,481      .71
Radio One, Inc.:
12.00% 2004                                                        4,750                4,999
6.50% TIDES convertible                                           24,350 shares        14,549      .69
preferred 2005(3),(4)
Chancellor Media Corp. of Los Angeles:
Series B, 8.75% 2007                                    $          6,450                6,643
8.00% 2008                                                         8,500                8,638
Capstar Broadcasting Partners, Inc.                                2,514                2,891      .65
12.00% 2009(2)
Cumulus Media Inc.:
10.375% 2008                                                       8,250                7,012
13.75% preferred 2009(2)                                          12,159 shares         9,241      .58
Telemundo Holdings, Inc., Series B,                     $         22,950               16,065      .57
0%/11.50% 2008(1)
TransWestern Publishing Co. LLC                                   16,050               15,970      .57
9.625% 2007
Young Broadcasting Inc.:
10.125% 2005                                                       9,115                9,206
9.00% 2006                                                         4,250                4,101
Series B, 8.75% 2007                                               2,000                1,897      .54
Sun Media Corp. 9.50% 2007                                        15,025               15,006      .53

ACME Intermediate Holdings, LLC,                                  12,689                8,755
Series B, 0%/12.00% 2005(1)
ACME Television, LLC, Series B,                                    5,750                5,470      .50
0%/10.875% 2004(1)
Gray Communications Systems, Inc.                                 13,870               13,905      .49
10.625% 2006
Lenfest Communications, Inc.:
8.375% 2005                                                        5,000                5,238
7.625% 2008                                                        6,750                6,706      .42
Antenna TV SA 9.00% 2007                                          12,450               11,392      .40
Citadel Broadcasting Co.:
10.25% 2007                                                        3,000                3,120
Series B, 13.25% exchangeable                                     53,061 shares         5,837      .32
preferred, redeemable 2009(2)
Globo Comunicacoes E Participacoes SA:
10.50% 2006                                             $          6,230                5,576
10.625% 2008                                                       3,830                3,342      .32
Big City Radio, Inc. 0%/11.25% 2005(1)                            14,750                8,112      .29
Fox Family Worldwide, Inc.:
9.25% 2007                                                         4,000                3,830
0%/10.25% 2007(1)                                                  4,000                2,910      .24
Polestar Corp. PLC 10.50% 2008                      pound          5,750                6,365      .23
Cablevision Industries Corp.                            $          6,000                6,150      .22
 9.875% 2013
STC Broadcasting, Inc. 11.00% 2007                                 4,000                3,940      .14
RBS Participacoes SA 11.00% 2007                                   4,500                3,814      .14
TeleWest PLC 9.625% 2006                                           4,000                3,720      .13
Muzak Holdings LLC 0%/13.00% 2010(1)                               6,500                3,672      .13
Multicanal Participacoes SA,                                       2,900                2,994      .11
Series B, 12.625% 2004
Carmike Cinemas, Inc., Series B,                                   8,450                2,366      .08
9.375% 2009(6)
TVN Entertainment Corp., Series B,                                11,750                2,350      .08
14.00% 2008
V2 Music Holdings PLC 6.50% 2012(5)                                7,873                2,126      .08
                                                                                      385,891    13.71
Hotels, Restaurants & Leisure - 8.88%
Boyd Gaming Corp.:
9.25% 2003                                                        25,000               24,719
9.50% 2007                                                        10,860               10,249     1.24
Premier Parks Inc.:
9.25% 2006                                                         5,375                5,005
9.75% 2007                                                        17,625               16,792

0%/10.00% 2008(1)                                                 10,500                7,114
Six Flags Entertainment Corp.                                      2,250                2,182     1.10
8.875% 2006
Horseshoe Gaming Holding Corp.,
Series B:
9.375% 2007                                                        1,690                1,677
8.625% 2009                                                       26,000               25,480      .97
William Hill Finance PLC 10.625% 2008               pound         15,950               24,006      .85
Jupiters Ltd. 8.50% 2006                                $         19,180               18,461      .66
MGM Mirage, Inc. 8.50% 2010                                        9,000                8,993
Mirage Resorts, Inc.:
6.625% 2005                                                        1,950                1,849
6.75% 2007                                                         5,000                4,560
6.75% 2008                                                         2,250                2,040      .62
International Game Technology:
7.875% 2004                                                       11,750               11,427
8.375% 2009                                                        6,000                5,880      .62
KSL Recreation Group, Inc. 10.25% 2007                            17,005               16,665      .59
Harrah's Operating Co., Inc.                                      13,725               13,176      .47
7.875% 2005
Florida Panthers Holdings, Inc.                                   11,000               10,615      .38
9.875% 2009
Station Casinos, Inc. 9.875% 2010(4)                               9,500                9,571      .34
Hard Rock Hotel, Inc., Series B,                                   7,219                6,741      .24
9.25% 2005
Sun International Hotels Ltd., Sun
International North America, Inc.:
8.625% 2007                                                        2,750                2,544
9.00% 2007                                                         4,250                4,016      .23
Hollywood Casino Corp. 11.25% 2007                                 4,940                5,150      .18
AMF Bowling Worldwide, Inc.:
10.875% 2006(6)                                                    4,250                  967
0%/12.25% 2006(1),(6)                                             12,043                2,288
0% convertible debentures 2018(4),(6)                             10,508                  105      .12
CKE Restaurants, Inc. 9.125% 2009                                  4,620                2,841      .10
Eldorado Resorts LLC 10.50% 2006                                   2,500                2,494      .09
Royal Caribbean Cruises Ltd.:
7.00% 2007                                                         1,400                1,233
6.75% 2008                                                         1,300                1,121      .08
                                                                                      249,961     8.88
Diversified Telecommunication
Services  -  8.54%
Comcast UK Cable Partners Ltd.                                    28,000               26,460
0%/11.20% 2007(1)
NTL Inc.:
12.75% 2005                                                        1,000                1,022
0%/9.75% 2008(1)                                                  10,000                6,200
0%/10.75% 2008(1)                                   pound         14,750               13,075
NTL Communications Corp.                                $          8,000                7,830
11.875% 2010(4)
Diamond Holdings PLC 9.125% 2008                                   5,000                4,550     2.10
COLT Telecom Group PLC:
0%/12.00% 2006(1)                                                 26,250               23,887
8.875% 2007                                            DM         19,000                8,235
7.625% 2008                                                        9,250                3,758     1.28
Allegiance Telecom, Inc.:
0%/11.75% 2008(1)                                       $         28,000               18,760
12.875% 2008                                                       6,925                6,856      .91
VersaTel Telecom International NV:
4.00% convertible 2005                               euro         14,825               10,571
11.875% 2009                                                       5,000                3,863
11.25% 2010(7)                                                     6,750                5,126      .70
NEXTLINK Communications, Inc.:
9.625% 2007                                             $          4,000                3,560
0%/12.125% 2009(1)                                                11,975                6,407
0%/12.25% 2009(1)                                                 11,750                6,639
14.00% preferred 2009(2),(3)                                      29,748 shares         1,354      .64
CFW Communications Co., units,                          $         19,000               17,195      .61
13.00% 2010(4)
Viatel, Inc.:
11.15% 2008                                            DM          2,500                  553
11.25% 2008                                             $          8,075                4,118
0%/12.40% 2008(1)                                      DM         21,500                2,669
0%/12.50% 2008(1)                                       $         31,875                7,969
11.50% 2009                                                          875                  437      .56
KMC Telecom Holdings, Inc.                                        22,500                7,875      .28
0%/12.50% 2008(1)
Maxcom Telecomunicaciones, SA de CV                               12,100                6,897      .24
13.75% 2007
IXC Communications, Inc., 12.50%                                   5,820 shares         5,936      .21
exchangeable preferred,
redeemable 2009(3)
Mpower Holding Corp. 13.00% 2010                        $          9,000                5,580      .20
Level 3 Communications, Inc.                         euro          6,250                5,077      .18
11.25% 2010
Dobson Communications Corp.                             $          5,000                4,850      .17
10.875% 2010
Hyperion Telecommunications, Inc.,                                 5,000                4,062      .14
Series B, 0%/13.00% 2003(1)
Global TeleSystems Group, Inc.                                     6,000                3,000      .11
9.875% 2005
Piltel International Holding Corp.                                 5,875                2,056      .07
1.75% convertible 2006
Teligent, Inc. 11.50% 2007                                         4,000                1,800      .06
IMPSAT Corp. 12.375% 2008                                          2,000                1,565      .06
Netia Holdings BV 0%/11.25% 2007(1)                                1,000                  660      .02
                                                                                      240,452     8.54
Containers & Packaging  -  4.35%
Container Corp. of America:
10.75% 2002                                                        7,250                7,350
9.75% 2003                                                        32,250               32,331
Series A, 11.25% 2004                                              5,500                5,562     1.61
Graham Packaging Co.:
8.75% 2008                                                        21,000               17,850
0%/10.75% 2009(1)                                                 18,500                9,712      .98
Printpack, Inc.:
Series B, 9.875% 2004                                              5,750                5,707
10.625% 2006                                                      18,930               18,267      .85
Tekni-Plex, Inc. 12.75% 2010(4)                                   13,625               13,284      .47
Anchor Glass Container Corp.                                      10,000                7,500      .27
11.25% 2005
Packaging Corp. of America, Series B,                              4,750                4,797      .17
9.625% 2009
                                                                                      122,360     4.35
Oil & Gas  -  3.85%
Premcor USA Inc. (formerly Clark
USA, Inc.):
10.875% 2005                                                      14,500                9,425
11.50% senior exchangeable                                        21,210 shares         4,878
preferred 2009(2),(3),(5)
Premcor Refining Group Inc. (formerly
Clark Refining & Marketing, Inc.):
8.375% 2007                                             $          6,250                5,250
8.875% 2007                                                        4,500                3,195
8.625% 2008                                                        6,920                5,813
Premcor Refining Group, Inc. 9.50%                                15,625               14,160     1.52
2004 (formerly Clark Oil & Refining
 Corp.)
Cross Timbers Oil Co.:
Series B, 9.25% 2007                                              10,775               10,990
8.75% 2009                                                        15,620               15,308      .94
Pogo Producing Co.:
8.75% 2007                                                        16,500               16,087
10.375% 2009                                                       6,500                6,809      .81
Petrozuata Finance, Inc., Series B,                               11,600                9,599      .34
8.22% 2017
HS Resources, Inc. 9.25% 2006                                      5,100                5,138      .18
Newfield Exploration Co., Series B,                                1,750                1,623      .06
 7.45% 2007
                                                                                      108,275     3.85
Commercial Services & Supplies - 3.58%
Allied Waste North America, Inc.:
7.625% 2006                                                          500                  449
Series B, 10.00% 2009                                             46,200               40,078     1.44
USA Waste Services, Inc.:
4.00% 2002                                                        12,000               11,280
6.50% 2002                                                         2,000                1,933
WMX Technologies, Inc.:
6.375% 2003                                                        7,500                7,104
7.10% 2026                                                         3,500                3,386
Waste Management, Inc.:
7.70% 2002                                                         5,700                5,644
6.875% 2009                                                        1,500                1,361     1.09
KinderCare Learning Centers, Inc.,                                12,500               11,594      .41
Series B, 9.50% 2009
Iron Mountain Inc.:
10.125% 2006                                                       3,000                3,052
8.75% 2009                                                         5,370                5,209      .30
Stericycle, Inc., Series B,                                        5,250                5,565      .20
12.375% 2009
Protection One Alarm Monitoring, Inc.                              5,166                4,029      .14
13.625% 2005(7)
Safety-Kleen Services, Inc.                                        7,000                   70      .00
9.25% 2008(5),(6)
                                                                                      100,754     3.58
Banks  -  2.70%
Fuji JGB Investment LLC, Series A,                                25,500               24,977      .89
9.87% noncumulative preferred
 (undated)(7)
Sakura Capital Funding                                            14,000               13,720      .49
7.63% (undated)(7)
Komercni Finance BV                                                9,950                9,627      .34
9.00%/10.75% 2008(2),(7)
HSBC Capital Funding LP, Series 1,                                 6,000                6,354      .23
9.547% noncumulative preferred
(undated)(7)
Superior Financial Corp. 8.65% 2003(4)                             6,000                5,460      .19
TB Finance (Cayman) Ltd. 2.75%                        yen    650,000,000 shares         4,801      .17
convertible preferred 2004(3)
BNP U.S. Funding LLC, Series A, 7.738%                  $          4,750                4,480      .16
 noncumulative preferred (undated)(7)
BankUnited Capital Trust, BankUnited                               4,500                3,352      .12
Financial Corp., 10.25% 2026
IBJ Preferred Capital Co. LLC,                                     3,500                3,219      .11
Series A, 8.79% noncumulative
 preferred(7)
                                                                                       75,990     2.70
Semiconductor Equipment &
 Products  -  2.48%
Micron Technology, Inc. 6.50% 2005(4)                             34,000               28,900     1.03
Fairchild Semiconductor Corp.:
10.125% 2007                                                       5,250                5,250
10.375% 2007                                                       8,737                8,824      .50
Advanced Micro Devices, Inc. 6.00%                                 8,000               10,602      .38
convertible subordinated notes 2005
Adaptec, Inc. 4.75% convertible                                   10,000                8,366      .30
subordinated notes 2004
SCG Holding Corp. 12.00% 2009                                      5,486                5,801      .20
Hyundai Semiconductor America,                                     2,500                2,131      .07
Inc. 8.625% 2007
                                                                                       69,874     2.48
Diversified Financials  -  2.47%
Golden State Holdings, Inc. 7.00% 2003                             4,500                4,285
GS Escrow Corp. 7.125% 2005                                       17,000               15,696      .71
Advanta Corp.:
Series B, 7.00% 2001                                               5,635                5,377
Series D, 6.814% 2002                                             10,000                8,924
Series D, 6.98% 2002                                               2,000                1,792      .57
First Pacific Co. Ltd. 2.00%                                      12,000               13,754      .49
convertible 2002
Providian Financial Corp.                                         15,000               11,166      .40
9.525% 2027(4)
Swire Pacific Offshore Financing Ltd.                            351,648 shares         8,000      .28
9.33% cumulative guaranteed perpetual
 capital securities
CEI Citicorp Holdings SA 11.25% 2007                  ARP            500                  482      .02
                                                                                       69,476     2.47
Multiline Retail  -  2.40%
J.C. Penney Co., Inc.:
7.375% 2004                                             $         10,700                9,486
7.05% 2005                                                         5,000                4,224
7.60% 2007                                                         2,000                1,617
7.375% 2008                                                        8,390                6,462
6.875% 2015                                                        3,250                2,093
9.75% 2021                                                         2,000                1,662
7.125% 2023                                                          650                  394
7.625% 2097                                                        7,875                4,681     1.09
Kmart Financing Trust 7.75% 2016                                 136,025 shares         4,234
DR Securitized Lease Trust,                             $          9,855                7,221
pass-through certificates, Series 1994
K-2, 9.35% 2019(8)
Kmart Corp. 9.78% 2020                                            10,500                8,569      .71
J. Crew Operating Corp. 10.375% 2007                               8,000                7,190      .25
Levi Strauss & Co.:
6.80% 2003                                                         4,025                3,381
7.00% 2006                                                         4,000                3,120      .23
Dillard's, Inc.:
6.43% 2004                                                         1,600                1,297
6.30% 2008                                                         2,900                2,071      .12
                                                                                       67,702     2.40
Paper & Forest Products  -  1.80%
Kappa Beheer BV:
10.625% 2009                                         euro         17,750               16,222
0%/12.50% 2009(1)                                                 26,250               15,762     1.14
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                            $          7,900                6,103
10.00% 2007                                                        5,200                2,509      .31
Advance Agro Capital BV 13.00% 2007                                7,125                5,130      .18
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                        5,000                3,312
10.75% 2007                                                        2,925                1,441      .17
APP International Finance Co. BV                                     275                  133      .00
11.75% 2005
                                                                                       50,612     1.80
Electrical Equipment  -  1.65%
Zilog, Inc. 9.50% 2005                                            30,300               25,755      .92
SpectraSite Holdings, Inc.,
Series B:(1)
0%/12.00% 2008                                                     8,500                5,568
0%/11.25% 2009                                                    24,375               13,284
0%/12.875% 2010                                                    3,500                1,785      .73
                                                                                       46,392     1.65
Health Care Providers &
Services - 1.53%
Paracelsus Healthcare Corp.                                       35,825               14,330      .51
10.00% 2006(6)
Omnicare, Inc. 5.00% convertible                                  17,500               13,147      .47
 debentures 2007
Columbia/HCA Healthcare Corp.                                     12,250               11,515      .41
6.91% 2005
Concentra Operating Corp. 13.00% 2009                              3,000                2,655      .09
Integrated Health Services,
Inc.:(5),(6)
5.75% convertible debentures 2001                                 11,000                    1
10.25% 2006(7)                                                    11,250                  113
Series A, 9.50% 2007                                              37,500                  375
Series A, 9.25% 2008                                              46,250                  463      .03
Sun Healthcare Group, Inc.:(6)
Series B, 9.50% 2007(5)                                           24,875                  249
9.375% 2008(4),(5)                                                19,110                  191      .02
Mariner Health Group, Inc.                                        13,625                  136      .00
9.50% 2006(5),(6)
                                                                                       43,175     1.53
Beverages  -  1.21%
Canandaigua Wine Co., Inc.:
Series C, 8.75% 2003                                               9,750                9,701
8.75% 2003                                                         8,150                8,099      .63
Delta Beverage Group, Inc. 9.75% 2003                             15,735               16,128      .58
                                                                                       33,928     1.21
Electric Utilities  -  0.93%
AES Drax Holdings Ltd. 10.41% 2020                                17,855               18,722      .66
TNP Enterprises, Inc. 10.25% 2010(4)                               7,250                7,540      .27
                                                                                       26,262      .93
Couriers  -  0.70%
Eletson Holdings Inc. 9.25% 2003                                  18,485               17,746      .63
Gearbulk Holding Ltd. 11.25% 2004                                  2,000                2,013      .07
                                                                                       19,759      .70
Internet Software & Services  -  0.70%
GT Group Telecom Inc. 0%/13.25% 2010(1)                           29,250               14,625      .52
Exodus Communications Inc.                                         5,000                5,038      .18
 11.625% 2010(4)
                                                                                       19,663      .70
Household Durables  -  0.69%
Boyds Collection, Ltd., Series B,                                  8,803                8,407      .30
9.00% 2008
Salton/Maxim Housewares, Inc.                                      8,425                8,299      .29
10.75% 2005
Home Products International,                                       3,250                1,983      .07
Inc. 9.625% 2008
WestPoint Stevens Inc. 7.875% 2005                                 1,000                  865      .03
                                                                                       19,554      .69
Aerospace & Defense  -  0.58%
EarthWatch Inc.:(5)
0%/12.50% 2005(1),(4)                                              8,640                6,321
Series B, 7.00% convertible                                      777,665 shares         2,500
preferred 2009(2),(3)
Series C, 8.50% convertible                                      373,613                  590      .33
preferred 2009(2),(3),(4)
Loral Orion Network Systems,                            $         11,725                6,918      .25
Inc. 11.25% 2007
                                                                                       16,329      .58
Other -  3.89%
Chevy Chase Preferred Capital                                    214,000 shares        11,503
Corp. 10.375%
Chevy Chase Bank, FSB 9.25% 2008                        $          2,000                1,845      .47
Ingram Micro Inc. 0% convertible                                  26,500               10,070      .36
debentures 2018
Gramercy Place Insurance Ltd.,                                     7,834                7,780      .28
 Series 1998-A, Class C-2,
8.95% 2002(4),(8)
Fage Dairy Industry SA 9.00% 2007                                  9,250                7,030      .25
Flextronics International Ltd.                                     6,500                6,338      .23
 8.75% 2007
Friendly Ice Cream Corp. 10.50% 2007                               7,875                6,300      .22
SBA Communications Corp.                                           8,250                6,229      .22
0%/12.00% 2008(1)
McDermott Inc. 9.375% 2002                                         6,775                6,098      .22
Doe Run Resources Corp., Series B,                                 9,250                4,764      .17
 11.25% 2005
Chase Commercial Mortgage Securities                               5,000                4,438      .16
Corp., Series 1998-2, Class E,
6.39% 2030(8)
American Standard Inc. 8.25% 2009(4)                               4,500                4,410      .16
Sunglass Hut International, Inc.                                   5,500                4,235      .15
5.25% convertible debentures 2003
Kaiser Aluminum & Chemical Corp.                                   4,500                4,005      .14
12.75% 2003
Federal-Mogul Corp.:
7.50% 2004                                                         3,500                1,470
7.375% 2006                                                        2,500                  975
7.50% 2009                                                         2,500                  950      .12
USAir, Inc., pass-through trust,                                   3,150                2,898      .10
Series 1993-A3, 10.375% 2013(8)
Freeport-McMoRan Copper & Gold Inc.:
7.50% 2006                                                           100                   59
7.20% 2026                                                         3,825                2,390      .09
GMAC Commercial Mortgage Securities,                               2,500                2,303      .08
 Inc., Series 1997-C2, Class E,
7.624% 2011(8)
Actuant Corp. 13.00% 2009(4)                                       2,000                2,005      .07
Fred Meyer, Inc.:
7.375% 2005                                                        1,000                  986
7.45% 2008                                                         1,000                  967      .07
Tenneco Automotive Inc. 11.625% 2009                               3,000                1,920      .07
Overseas Shipholding Group, Inc.:
8.00% 2003                                                         1,750                1,705
8.75% 2013                                                           125                  120      .06
New World Pasta Co. 9.25% 2009                                     2,750                1,650      .06
International Shipholding Corp.,                                   1,100                  971      .03
Series B, 7.75% 2007
Copamex Industrias, SA de CV,                                        995                  968      .03
Series B, 11.375% 2004
Key Plastics Holdings, Inc.                                        9,650                  869      .03
10.25% 2007(6)
DGS International Finance Co. BV                                   4,050                  618      .02
 10.00% 2007
Reliance Industries Ltd. 10.50% 2046                                 500                  453      .02
BREED Technologies, Inc.                                          24,500                  245      .01
9.25% 2008(5),(6)
                                                                                      109,567     3.89
U.S. Treasury Notes and Bonds - 1.19%
7.50% November 2001                                               20,000               20,256
6.25% February 2003                                                6,765                6,803
7.50% February 2005                                                6,000                6,361     1.19
                                                                                       33,420     1.19
Non U.S. Government Obligations - 1.88%
United Mexican States Government:
0% 2003(5)                                                           768                    -        -
Eurobonds:
Global 11.375% 2016                                                7,695                8,965
Series A, units, 7.313% 2019(7)                                      500                  518
Global 11.50% 2026                                                 2,625                3,193      .45
Panama (Republic of):
Interest Reduction Bond 4.50% 2014(7)                             12,400                9,920

Past Due Interest Eurobond                                           555                  443
7.75% 2016(7)
10.75% 2020                                                          415                  408
8.875% 2027                                                        2,000                1,675      .44
Capitalization Interest ADD TO FGP119
Brazil (Federal Republic of):
7.438% 2009(7)                                                     1,625                1,427
14.50% 2009                                                        2,750                3,032
Bearer 8.00% 2014(2)                                               7,034                5,398      .35
Capitalization Interest ADD TO 35B06
Russian Federation 12.75% 2028                                     6,250                5,456      .19
Turkey (Republic of) 12.375% 2009                                  3,675                3,780      .13
Argentina (Republic of):
Series E, 0% 2003                                                  1,500                1,103
11.75% 2009                                                          270                  255
11.375% 2017                                                       2,000                1,797      .11
Venezuela (Republic of):
Front Loaded Interest Reduction Bond,                                667                  565
 Series A, 7.625% 2007(7)
Eurobond 7.875% 2007(7)                                            1,429                1,228
9.25% 2027                                                           510                  347      .08
South Africa (Republic of) 13.00% 2010                ZAR         13,600                1,829      .07
Bulgaria (Republic of), Front Loaded                    $          1,770                1,289      .05
Interest Reduction Bond 3.00% 2012(7)
Philippines (Republic of) 9.875% 2019                                500                  411      .01
                                                                                       53,039     1.88

                                                              Number of
                                                                 Shares
Common Stocks & Warrants  -  2.22%
Price Communications Corp.(3)                                    960,382               18,787      .67
Nortel Inversora SA, preferred,                                  822,224                8,814      .31
Class A (ADR) (Argentina)(5)
VoiceStream Wireless Corp.(3)                                     49,393                5,733      .20
Felcor Lodging Trust Inc.                                        225,000                5,203      .19
Boyds Collection, Ltd.(3)                                        700,000                5,163      .18
Infinity Broadcasting Corp.(3)                                   106,800                3,524      .13
Global TeleSystems, Inc.(3)                                      750,000                3,422      .12
Clear Channel Communications, Inc.(3)                             51,012                2,882      .10
Leap Wireless International, Inc.,                                66,750                1,942      .07
warrants, expire 2010(3),(5)
ACME Communications, Inc.(3)                                     213,145                1,918      .07
GT Group Telecom Inc., warrants,                                  29,250                1,610      .06
 expire 2010 (Canada) (3),(5)
WorldCom, Inc. (formerly MCI                                      31,500                  957      .03
WorldCom, Inc.)(3)
Cumulus Media Inc., Class A(3)                                   100,000                  613      .02
Viatel, Inc.(3)                                                   58,503                  600      .02
Radio One, Inc.(3)                                                44,000                  311
Radio One, Inc., Class A(3)                                       22,000                  183      .02
Allegiance Telecom, Inc., warrants,                                5,000                  290      .01
expire 2008(3),(4),(5)
NTL Inc., warrants, expire                                         6,412                  279      .01
2008(3),(4),(5)
Teletrac, Inc.(3),(4),(5)                                      1,045,551                  157
Teletrac Holdings, Inc., warrants,                               384,986                   38      .01
expire 2004(3),(5)
KMC Telecom Holdings Inc., warrants,                              22,500                   23      .00
expire 2008(3),(4)
McCaw International, Ltd., warrants,                               8,500                   21      .00
expire 2007(3),(4),(5)
Comunicacion Celular SA, Class B,                                 15,000                    2      .00
warrants, expire 2003 (Colombia)(3),(5)
Globalstar Telecommunications Ltd.,                                2,000                    2      .00
warrants, expire 2004(3),(5)
Protection One Alarm Monitoring,                                  30,400                    2      .00
Inc., warrants, expire 2005(3),(4),(5)
Maxcom Telecomunicaciones, SA de CV,                              12,100                    -        -
 warrants, expire 2007 (Mexico)(3),(5)
Tultex Corp.:(3),(5)
Warrants, expire 2007                                             81,220                    -        -
Warrants, expire 2007                                             40,610                    -        -
TVN Entertainment Corp., warrants,                                11,750                    -        -
 expire 2008(3),(4),(5)
V2 Music Holdings PLC (United
Kingdom):(3),(5)
Warrants, expire 2000                                              2,250                    -        -
Warrants, expire 2008                                             10,905                    -        -
                                                                                       62,476     2.22
                                                              Principal
                                                                 Amount
                                                                   (000)
Miscellaneous
Investment securities in initial                                                       11,183      .40
period of acquisition

Total Bonds, Notes & Equity Securities                                              2,649,815    94.13
 (cost: $3,007,056,000)

Short-Term Securities

Corporate Short-Term Notes  -  3.15%
Park Avenue Receivables Corp.:
6.51% due 10/6/2000                                             $10,000                 9,989
6.51% due 10/20/2000                                              11,000               10,960      .75
CIT Group Inc. 6.70% due 10/2/00                                  15,600               15,591      .55
Merck & Co. Inc. 6.47% due 10/16/00                               15,000               14,957      .53
USAA Capital Corp. 6.47% due 10/30/00                             11,600               11,537      .41
Preferred Receivables Funding Corp.                               10,000                9,955      .35
 6.50% due 10/25/00
Gannett Co. 6.48% due 11/10/00                                     7,600                7,544      .27
Corporate Asset Funding Co. Inc.                                   5,000                4,989      .18
 6.50% due 10/12/00
Associates Corp. of North America                                  3,200                3,198      .11
 6.69% due 10/2/00
                                                                                       88,720     3.15
Federal Agency Short-Term
Obligations  -  1.06%
Federal Home Loan Banks 6.43%                                     15,000               14,971      .53
due 10/11/00
Freddie Mac 6.42%-6.425% due 10/31/00                             15,000               14,917      .53
                                                                                       29,888     1.06

Total Short-Term Securities                                                           118,608     4.21
 (cost: $118,608,000)

Total Investment Securities                                                         2,768,423    98.34
 (cost:$3,125,664,000)
Excess of cash and receivables                                                         46,704     1.66
over payables
Net Assets                                                                         $2,815,127  100.00%

1 Step bond; coupon rate will increase
 at a later date.

2 Payment in kind. The issuer has
 the option of paying additional
securities in lieu of cash.

3 Non-income-producing security.

4 Purchased in a private placement
transaction; resale may be limited to
qualified institutional buyers; resale
to the public may require registration.

5 Valued under procedures established
 by the Board of Trustees.

6 Company not making interest payments,
 bankruptcy proceedings pending.

7 Coupon rate may change periodically.

8 Pass-through security backed by a
 pool of mortgages or other loans on
 which principal payments are
 periodically made. Therefore, the
effective maturity
is shorter than the stated maturity.

See Notes to Financial Statements


AMERICAN HIGH INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2000                                                  (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $3,125,664)                                                                      $2,768,423
Cash                                                                                          3,069
Receivables for--
 Sales of investments                                                      $11,582
 Sales of fund's shares                                                      5,785
 Forward currency contracts - net                                            1,768
 Dividends and accrued interest                                             54,944
 Other                                                                           3           74,082
                                                                                          2,845,574
Liabilities:
Payables for--
 Purchases of investments                                                   14,655
 Repurchases of fund's shares                                                4,838
 Forward currency contracts - net                                                0
 Forward currency contracts - net                                              529
 Dividends on fund's shares                                                  8,596
 Management services                                                         1,079
 Chase Manhattan Bank                                                            0
 Other expenses                                                                750           30,447
Net Assets at September 30, 2000--
Unlimited shares authorized                                                              $2,815,127
 Class A shares:
 Net Assets                                                                              $2,788,551
 Shares outstanding                                                                     215,730,435
 Net asset value per share                                                                   $12.93
Class B shares:
 Net Assets                                                                               $  26,576
 Shares outstanding                                                                       2,056,029
 Net asset value per share                                                                   $12.93

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended September 30, 2000                                  (dollars in       thousands)
Investment Income:
Income:
 Interest                                                                 $267,020
 Dividends                                                                   4,355         $271,375

Expenses:
 Management services fee                                                    12,688
 Distribution expenses - Class A                                             6,916
 Distribution expenses - Class B                                                68
 Transfer agent fee - Class A                                                2,240
 Transfer agent fee - Class B                                                    5
 Reports to shareholders                                                       172
 Registration statement and prospectus                                         305
 Postage, stationery and supplies                                              429
 Trustees' fees                                                                 31
 Auditing and legal fees                                                        70
 Custodian fee                                                                  86
 Taxes other than federal income tax                                            62
 Other expenses                                                                 27           23,099
 Net investment income                                                                      248,276
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                            34,882
Net change in unrealized (depreciation)
 appreciation on:
 Investments                                                              (142,942)
 Open forward currency contracts                                             2,908
  Net unrealized depreciation                                                              (140,034)
 Net realized loss and
  unrealized depreciation
  on investments                                                                           (105,152)
Net Increase/(Decrease) in Net Assets Resulting
 from Operations                                                                           $143,124

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                                     (dollars in       thousands)

                                                                             Year             ended
                                                                         September              30,
                                                                               2000             1999
Operations:
Net investment income                                                     $248,276         $246,356
Net realized gain (loss) on investments                                     34,882          (23,484)
Net unrealized depreciation
 on investments                                                           (140,034)         (27,296)
 Net increase in net assets
  resulting from operations                                                143,124          195,576
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                 (269,111)        (244,894)
  Class B                                                                     (569)               -
Distributions from net realized gains on investments
  Class A                                                                        -           (8,119)
Total Dividends and Distributions                                         (269,680)        (253,013)

Capital Share Transactions:
 Proceeds from shares sold                                                 736,403        1,060,634
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                        187,256          178,581
 Cost of shares repurchased                                               (759,365)        (764,282)
 Net increase in net assets resulting from                                 164,294          474,933
  capital share transactions
Total Increase in Net Assets                                                37,738          417,496

Net Assets:
Beginning of year                                                        2,777,389        2,359,893
End of year (including
 undistributed net investment (loss)
 income: $(3,111) and $18,569
 respectively)                                                          $2,815,127       $2,777,389

See Notes to Financial Statements


American High-Income Trust
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Trust, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - [Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $7,558,000 for the year ended September 30, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of September 30, 2000, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $357,241,000; $112,652,000 related to appreciated securities and $469,893,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 2000. During the year ended September 30, 2000, the fund realized, on a tax basis, a net capital gain of $496,000 on securities transactions. During the year ended September 30, 2000, the fund utilized the remaining capital loss carryforward totaling $4,518,000 to offset, for tax purposes, capital gains realized during the year up to such amount. In addition, the fund has recognized, for tax purposes, capital losses totaling $8,643,000 which were realized during the period November 1, 1998 through September 30, 1999. Net gains related to non-U.S. currency transactions of $7,983,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $3,125,664,000 at September 30, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $12,688,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           Net Asset Level

Rate                       In Excess of               Up to

0.30%                      $0                         $60 million

0.21                       60 million                 1 billion

0.18                       1 billion                  3 billion

0.16                       3 billion


The agreement also provides for fees based on monthly gross investment income at the following rates:

                           Monthly Gross              Investment Income

Rate                       In Excess of               Up to

3.00%                      $0                         8,333,333

2.50                       8,333,333                  25,000,000

2.00                       25,000,000


DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $1,874,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended September 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Trustees. The plans provide for aggregate annual expense limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.30% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended September 30, 2000, aggregate distribution expenses were $6,916,000, or 0.25% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended September 30, 2000, aggregate distribution expenses were $68,000, or 1.00% of net assets attributable to Class B shares.

 As of September 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $472,000 and $20,000, respectively.

TRANSFER AGENT FEE - A fee of $2,245,000 was incurred during the year ended September 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $77,000.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,340,704,000 and $1,238,916,000, respectively, during the year ended September 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended September 30, 2000, the custodian fee of $86,000 includes $84,000 that was paid by these credits rather than in cash.

Net assets consisted of the following:

As of September 30, 2000, net assets consisted of the following:
                                                                                        (dollars in thousands)
Capital paid in on shares of beneficial interest                                                       $3,165,853
Undistributed net investment income                                                                        (3,111)
Accumulated net realized gain                                                                               8,479
Net unrealized depreciation                                                                              (356,094)
Net assets                                                                                             $2,815,127


Capital share transactions in the fund were as follows:

Capital share
transactions in the fund
were as follows:
                                    Year ended Septe    mber 30, 2000     Year ended Septe    mber 30, 1999
                                        Amount (000)           Shares         Amount (000)           Shares
Class A Shares:
  Sold                                $      709,127       52,802,532       $    1,060,634       75,509,296
  Reinvestment of                            186,881       13,990,142              178,581       12,742,880
  dividends and
  distributions
  Repurchased                               (758,788)     (56,441,175)            (764,282)     (54,497,988)
   Net (decrease)                            137,220       10,351,499              474,933       33,754,188
   increase in Class A
Class B Shares:*
  Sold                                        27,276        2,071,283                    -                -
  Reinvestment of                                375           28,676                    -                -
  dividends and
  distributions
  Repurchased                                   (577)         (43,930)                   -                -
   Net (decrease)                             27,074        2,056,029                    -                -
 increase in Class B
Total net increase                    $      164,294       12,407,528       $      474,933       33,754,188
 (decrease) in fund

* Class B shares were
not offered before
March 15, 2000.


At September 30, 2000, the fund had outstanding forward currency contracts to buy and sell non-U.S. currencies as follows:

                                            Contract  Amount                U.S. Valuations

Non-U.S.
Currency                                                                              Unrealized
Contracts                                   Non-U.S.          U.S.        Amount    Appreciation

Sales:

 Japanese yen
  expiring 09/13/01                  Yen 430,474,000    $4,362,000    $4,224,000        $138,000
 Euros
  expiring 10/20-
  12/13/00                           Euro 38,133,000    34,644,000    33,763,000         881,000
 British pounds
  expiring 10/10-
  12/20/00                          Pound 24,898,000    37,018,000    36,834,000         184,000
  1/31/2000                                     N0K0     2,358,365     2,250,528         107,837
 Euros
  expiring 11/02/1999 to
  1/31/2000                                         0            0             0               0

                                                        76,024,000    74,821,000       1,203,000

Purchases:

 British pounds
  expiring 10/26/00                    Pound 650,000       950,000       950,000               -

                                                                                      $1,203,000


PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                             Net asset                   gains/(losses)
                                                value,         Net        on securities
                                             beginning   investment      (both realized
Year ended                                     of Year       income     and unrealized)
Class A:
2000                                             $13.52    1.18 (2)               $(.48)(2)
1999                                              13.75         1.28               (.17)
1998                                              15.69         1.30              (1.60)
1997                                              14.86         1.26                 .83
1996                                              14.30         1.29                 .59
Class B:
2000                                              13.57    0.52 (2)                (.53)(2)





                                                          Dividends
                                           Total from    (from net        Distributions
                                            investment   investment       (from capital
Year ended                                  operations      income)              gains)
Class A:
2000                                              $.70       $(1.29)                  -
1999                                              1.11        (1.29)              $(.05)
1998                                              (.30)       (1.30)               (.34)
1997                                              2.09        (1.24)               (.02)
1996                                              1.88        (1.32)                  -
Class B:
2000                                              (.01)        (.63)                  -


                                                         Net asset
                                                 Total   value, end              Total
Year ended                               distributions      of Year              return
Class A:
2000                                            $(1.29)       $12.96               5.29%
1999                                             (1.34)        13.52                8.11
1998                                             (1.64)        13.75              (2.40)
1997                                             (1.26)        15.69               14.66
1996                                             (1.32)        14.86               13.68
Class B:
2000                                              (.63)        12.93               (.10)

                                                          Ratio of            Ratio of
                                           Net assets,     expenses          net income
                                           end of Year   to average          to average
Year ended                               (in millions)   net assets          net assets
Class A:
2000                                            $2,788          .82%               8.87%
1999                                              2,777          .82                9.21
1998                                              2,360          .81                8.76
1997                                              2,108          .82                8.35
1996                                              1,547          .87                8.90
Class B:
2000                                                 27   1.52  (3)                 8.18(3)



                                             Portfolio
                                              turnover
Year ended                                        rate
Class A:
2000                                             46.43%         (4)
1999                                              29.79
1998                                              54.63
1997                                              53.55
1996                                              39.74
Class B:
2000                                              46.43         (4)

<table/>

(1) The periods 1996 through 2000 represent, for Class A shares, fiscal years ended September 30. The period ended 2000 represents, for Class B shares, the 199-day period ended September 30, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended September 30, 2000.




Independent Auditors' Report
To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the investment portfolio, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through September 30, 2000 for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through September 30, 2000 for Class B shares, in conformity with accounting principles genera11y accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California
October 31, 2000



2000 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 0.9% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.
However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR
YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN
JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR
2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF TRUSTEES

David C. Barclay
Los Angeles, California
President of the fund
Senior Vice President and Director, Capital Research and Management Company

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman
of the Board and Publisher,
The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison
Company

Diane C. Creel
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

Martin Fenton
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

Leonard R. Fuller
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

Abner D. Goldstine
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

Richard G. Newman
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

Frank M. Sanchez
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation
dba McDonald's Restaurants (McDonald's licensee)

Don R. Conlan, a Trustee since 1996, has retired from the Board. The Trustees thank him for his many contributions to the fund.

OTHER OFFICERS

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

Susan M. Tolson
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

The American Funds Group(r)

AMERICAN HIGH-INCOME TRUST

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


There are two ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

This report is for the information of shareholders of American High-Income
Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

Printed on recycled paper
Litho in USA  RCG/INS/4866
Lit. No. AHIT-011-1100
